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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


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         Date of report (Date of earliest event reported): July 26, 2000


                               M.A. HANNA COMPANY
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               (Exact name of registrant as specified in charter)

        Delaware                         1-5222                  34-0232435
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(State or other jurisdiction       (Commission File No.)      (IRS Employer
     of incorporation)                                      Identification No.)



          Suite 36-5000, 200 Public Square, Cleveland, Ohio     44114-2304
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               (Address of Principal Executive Offices)         (Zip Code)


       Registrant's telephone number, including area code: (216) 589-4000
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                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)







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ITEM 5. OTHER EVENTS

         On July 26, 2000, M.A. Hanna Company, a Delaware corporation ("M.A. Hanna"), issued a press release announcing its financial results for the quarter ended June 30, 2000. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference in its entirety.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits.

         99.1 Press Release of M.A. Hanna Company, dated July 26, 2000, announcing its financial results for the quarter ended June 30, 2000.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                M.A. HANNA COMPANY

                                By:   /s/     John S. Pyke, Jr.
                                    -------------------------------------------
                                    Name:   John S. Pyke, Jr.
                                    Title:  Vice President, General Counsel and
                                            Secretary
Dated:  July 26, 2000


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                                  EXHIBIT INDEX

         Exhibit No.                                Description
         -----------                                -----------

         99.1 Press Release of M.A. Hanna Company, dated July 26, 2000, announcing its financial results for the quarter ended June 30, 2000.